ORGANICELL REGENERATIVE MEDICINE, INC.
4045 SHERIDAN AVENUE, SUITE 239
MIAMI BEACH, FLORIDA 33140

August 19, 2022

Mr. Albert Mitrani
Dr. Maria Ines Mitrani
Mr. Ian Bothwell
Dr. George Shapiro
Dr. Allen Meglin
Mr. Michael Carbonara

Ladies and Gentlemen:

Reference is made to the Management's Consulting and Performance Plan (the "**MCPP**") of Organicell Regenerative Medicine, Inc., a Nevada corporation (the "**Company**"), pursuant to which each of the undersigned (collectively, the "**Grantees**") was issued awards of shares of the Company's common stock, subject to the achievement of certain milestones as ser forth on **Exhibit A** hereto (the "**Awards**"). In connection with a capital and management restructuring of the Company, the Company and each of the Grantees agree to waive and terminate their respective Awards, which will be of no further force and effect.

If the foregoing correctly set forth our agreement, please countersign this letter agreement below.

Very truly yours,

ORGANICELL REGENERATIVE MEDICINE, INC.

DocuSigned by:
Matt Sinnreich
By: 744B1CFC5A95415...
Matthew Sinnreich, Acting Chief Executive Officer

ACCEPTED AND AGREED TO THIS 19th DAY OF AUGUST, 2022

DocuSigned by:
Albert Mitrani
FBCD7BDAAA5B47B...
Albert Mitrani

DocuSigned by:
Mari Mitrani
A385D64FC711477...
Dr. Maria Ines Mitrani

DocuSigned by:
Ian Bothwell
EF9D38932FB647B...
Ian Bothwell

DocuSigned by:
George Shapiro
1EDA3656AFA4412...
Dr. George Shapiro

DocuSigned by:
Allen Meglin
55FB28A216B54B3...
Dr. Allen Meglin

DocuSigned by:
Michael Carbonara
20DD1E10B5874D7...
Michael Carbonara

EXHIBIT A

Pending Stock Issuances Authorized - Insiders

	MCPP - Remaining - Approved								
	All Current Exec - Change In Control - Max	Share Price Milestones - AM, MM, IB			Funding Milestone - Max	Not Yet Determinable (a)	Authorized Potential Shares Issuable	**Not Issued / Deferred (b)**	**Total Identified**
		$ 0.25	$ 0.50	$ 0.75					
Albert Mitrani	100,000,000	15,000,000	7,500,000	15,000,000			137,500,000	5,000,000	142,500,000
Maria Mitrani	100,000,000	15,000,000	7,500,000	15,000,000	25,000,000		162,500,000	10,000,000	172,500,000
Ian Bothwell	100,000,000	15,000,000	7,500,000	15,000,000	25,000,000		162,500,000	10,000,000	172,500,000
George Shapiro	100,000,000						100,000,000	1,500,000	101,500,000
Michael Carbonara	5,000,000						5,000,000		5,000,000
Allen Meglin	5,000,000						5,000,000		5,000,000
							572,500,000	26,500,000	599,000,000

(a) All IND/EA Approvals > 15 patients
Phase II Completed
Phase III Approved and Initiated
Phase III Completed

5.0 Million shares for each milestone

(b) Long Hauler IND milestone and Funding milestones ($2.5MM - $5.0MM) achieved to date have been deferred